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                                                                  Exhibit 10.10


                   AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

         This Amended and Restated Stock Pledge Agreement (the "Agreement"), is entered into as of August 15, 2001 by and between Frederick J. Rowan, II ("Pledgor") and The William Carter Company, a Massachusetts corporation (the "Secured Party").

                               W I T N E S S E T H

         WHEREAS, the Secured Party made a loan to Pledgor in the aggregate amount of $4,336,445.00, and, as evidence thereof, Pledgor executed and delivered to the Secured Party a Promissory Note dated as of January 1, 2001 (the "Original Note");

         WHEREAS, Pledgor held an aggregate of 56,649.455 shares (the "Original Pledged Shares") of the Class C Stock, par value $0.01 per share, of Carter Holdings, Inc., a Massachusetts corporation ("Carter Holdings");

         WHEREAS, as a condition to the making of the loan evidenced by the Original Note, the parties contemplated that the Original Pledged Shares would be pledged and delivered by Pledgor to the Secured Party, with duly endorsed instruments of transfer, as security for such loan and the Original Pledged Shares were so delivered;

         WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, dated as of July 12, 2001 as amended by Amendment No. 1 thereto dated as of August 15, 2001, by and among Carter Holdings, the Selling Stockholders named therein and CH Acquisitions LLC (the "Stock Purchase Agreement"), Pledgor and the Secured Party have agreed to (i) the exchange of the Original Pledged Shares for 16,652.19 shares of Common Stock, par value $0.01 per share, of Carter Holdings (the "New Pledged Shares") and
(ii) the retention of 251,954.25 options which shall vest in accordance with the transactions contemplated by the Stock Purchase Agreement (the "Vested Options") and Carter Holdings expects to issue to Pledgor certain Time Options and Performance Options, each as defined in the Stockholders Agreement dated as of August 15, 2001 among Carter Holdings the Payor and the other stockholders named therein (the "Stockholders Agreement");

         WHEREAS, the Secured Party has agreed to continue to make the loan to Pledgor in the same amount and on substantially the same terms as set forth the Original Note, and as evidence thereof, Pledgor shall execute and deliver to the Secured Party an amended and restated promissory note dated as of even date herewith (the "Amended Note"); and

         WHEREAS, as a condition to the continued existence of the loan evidenced by the Amended Note, the parties contemplate that (i) the New Pledged Shares, (ii) the Performance Options, the Time Options and the Vested Options whether held on the date hereof or acquired hereafter (collectively, the "Pledged Options"), and (iii) any stock received upon the exercise of (A) any vested and earned Performance Options and any vested Time Options, when received by Pledgor, and (B) any Vested Options, will be pledged and delivered by Pledgor to the Secured Party, with duly endorsed instruments of transfer, as security for such loan.

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         NOW, THEREFORE, in consideration of the mutual covenants, conditions and provisions contained herein and in the Amended Note and for other good and valuable consideration, the parties hereto agree as follows:

         AMENDMENT AND RESTATEMENT. Effective as of the date hereof, this Agreement amends and restates in its entirety the Stock Pledge Agreement dated as of January 1, 2000 by and between Pledgor and the Secured Party, as amended and in effect on the date hereof, between Pledgor and the Secured Party.

         Section 1. DEFINITIONS. Capitalized terms used herein without definition, which are defined in or by reference in the Amended Note, shall have the respective meanings specified therein.

         Section 2. PLEDGE. Pledgor hereby conveys, pledges, assigns and transfers to the Secured Party, and hereby grants to the Secured Party, a valid, first priority security interest (the "Security Interest") in Pledgor's right, title, interest in and to the following (the "Pledged Collateral"):

                  (a) the New Pledged Shares, and the certificates representing the New Pledged Shares, all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for all or any part of the New Pledged Shares and all proceeds thereof;

                  (b) the Pledged Options, and the certificates representing the Pledged Options, all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for all or any part of the Pledged Options and all proceeds thereof;

                  (c) all securities issued by Carter Holdings, or any successor thereto, from time to time acquired by Pledgor in substitution for or in addition to any of the foregoing, whenever and however acquired, including without limitation all stock of Carter Holdings, all securities convertible into or exchangeable for such stock and all options, warrants and other rights to purchase such stock, all certificates and instruments representing such securities, together with the interest coupons (if any) attached thereto, and all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of such securities and all proceeds thereof; and

                  (d) any stock issued to Pledgor upon the exercise of any vested and earned Performance Options, any vested Time Options and any Vested Options (collectively, the "Exercised Options").

         Section 3. SECURED OBLIGATIONS. The Security Interest shall secure for the benefit of the Secured Party the following (collectively, the "Secured Obligations"):

                  (a) payment and performance of each and every obligation, covenant and agreement of Pledgor now, or hereafter existing contained herein or in the Amended


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         Note, whether for principal, interest, fees, expenses or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor; and

                  (b) payment of all sums advanced upon an Event of Default or in accordance herewith by the Secured Party to protect the Pledged Collateral, with interest thereon at the rate equal to the highest interest rate under the Amended Note as in effect from time to time;

in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished (except as provided in Section 17 hereof) and later increased, created or incurred, and including all indebtedness, obligations and liabilities of Pledgor under any instrument now or hereafter evidencing or securing any of the foregoing.

         Section 4.  DELIVERY OF COLLATERAL; ISSUANCE OF ADDITIONAL SHARES.

                  (a) All certificates or instruments representing or evidencing the New Pledged Shares, the Pledged Options and the Exercised Options shall be delivered to the Secured Party on the date hereof, and shall be held by the Secured Party pursuant hereto at all times hereafter, and all certificates and instruments representing or evidencing stock or other securities acquired by Pledgor after the date hereof and constituting Pledged Collateral hereunder shall be delivered to the Secured Party immediately upon, and held by the Secured Party at all times after, acquisition thereof by Pledgor. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

                  (b) Upon the occurrence and during the continuance of an Event of Default hereunder, the Secured Party shall have the right, at any time in its discretion, to transfer to or to cause to be registered on the books of Carter Holdings in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral (with, in the discretion of the Secured Party, such transfer or registration expressly empowering the Secured Party to vote shares of stock included in the Pledged Collateral), subject only to the revocable rights specified in Section 7(a). In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         Section 5. WAIVER OF EVENT OF DEFAULT UPON APPROVED SALE. The undersigned hereby agree that any Event of Default arising under the Original Note upon the occurrence of an Approved Sale, as therein defined, as a result of the transactions contemplated by the Stock Purchase Agreement, shall be, and hereby is, expressly waived, together with any rights and obligations of either party hereto upon such Event of Default. Such waiver shall in no way be deemed to affect any rights or obligations of either party upon the occurrence of an Event of Default as defined in Section 13 of this Agreement or as set forth in the Amended Note.


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         Section 6.  REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS.

                  (a) Pledgor hereby represents and warrants that Pledgor is the legal and equitable owner of the Pledged Collateral free and clear of all liens, charges, encumbrances and security interests of every kind and nature, other than Permitted Encumbrances (as defined below).

                  (b)  Pledgor covenants that:

                           (i) except for the Security Interest granted hereby
                  and the security interests permitted under or otherwise contemplated hereby ("Permitted Encumbrances"), Pledgor will not create, assume, incur or permit to exist or to be created, assumed or incurred, directly, or indirectly, any lien of any kind on, or any repurchase agreement with respect to, the Pledged Collateral, and will defend the Pledged Collateral against, and take such action as is necessary to remove, any such lien, and will defend the Security Interest against the claims and demands of all persons; and

                           (ii) Pledgor shall advise the Secured Party promptly,
                  in reasonable detail, of any lien or claim made or asserted against any of the Pledged Collateral; and of the occurrence of any other event which would have a material adverse effect on the enforceability of the Security Interest created hereunder.

                  (c) Pledgor may, upon thirty (30) days prior notice to Secured Party, transfer a part of the Pledged Collateral to one or more persons if: (i) the person(s) acquiring such Pledged Collateral grant(s) to the Secured Party a pledge of such Pledged Collateral, on terms and conditions reasonably acceptable to the Secured Party; (ii) the ownership of such Pledged Collateral by such person(s) would not cause Pledgor to breach any of his covenants set forth herein or cause any Event of Default (or event that with giving of notice, lapse of time or both could constitute an Event of Default); and (iii) each such person is otherwise reasonably acceptable to the Secured Party. Pledgor shall not otherwise transfer, or consent to the transfer of, any of the Pledged Collateral.

         Section 7. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or intended to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         Section 8.  VOTING RIGHTS; DIVIDENDS; ETC.

                  (a) So long as no Event of Default hereunder shall have occurred and be continuing:

                           (i) Pledgor shall be entitled to exercise any and all
                  voting and other consensual rights (if any) pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement; and


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                           (ii) except as otherwise provided in Sections 4(b)
                  and 7(c) hereof, Pledgor shall be entitled to receive and retain any dividends, cash and other property from time to time paid, payable or otherwise distributed in respect of the Pledged Collateral.

                  (b) Pledgor hereby irrevocably appoints the Secured Party as Pledgor's proxyholder with respect to the New Pledged Shares, Pledged Options, and Exercised Options and any other voting securities forming a part of the Pledged Collateral with full power and authority to vote such New Pledged Shares, Pledged Options and any Exercised Options and other voting securities and to otherwise act with respect to such New Pledged Shares, Pledged Options and Exercised Options or other voting securities on behalf of such Pledgor, PROVIDED, that this proxy shall only be operative upon the occurrence of an Event of Default and so long as such Event of Default continues. Such proxy shall be irrevocable for so long as any of the Secured Obligations remain in existence. Pledgor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 7(b); and

                  (c) Upon the occurrence and during the continuance of an Event of Default hereunder, all rights of Pledgor to receive and retain dividends, cash and other property, which they would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii), shall cease and all such rights shall thereupon be vested in the Secured Party, who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, cash and other property. All cash and other property received by Pledgor contrary to the provisions of this Section 7(c) shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of Pledgor and shall be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary transfer documents or endorsements).

         Section 9. DISPOSITIONS AND RELEASE OF COLLATERAL. Pledgor covenants that Pledgor shall not enter into or perform any agreement to sell, lease, transfer or otherwise dispose of all or any part of the Pledged Collateral unless the Security Interest in such Pledged Collateral shall have been released prior to the time such agreement is entered into.

         Section 10. REASONABLE CARE. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall have no responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, unless reasonably requested in writing to do so by Pledgor, or (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral.


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         Section 11. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints the Secured Party Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in Pledgor's name or otherwise, if the Secured Party elects, upon an Event of Default, to take any action and to execute any instrument which the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

         Section 12. SECURED PARTY MAY PERFORM. Upon the occurrence and during the continuance of an Event of Default hereunder (including an Event of Default resulting from a failure to perform any agreement contained herein), if Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor.

         Section 13.  EVENTS OF DEFAULT; REMEDIES.

                  (a) The occurrence of any of the following events shall constitute an event of default ("Event of Default") hereunder:

                           (i) Any Event of Default (as defined in the Amended
                  Note) shall have occurred, which Event of Default shall not be waived or, if capable of being cured, shall not be cured within the respective periods provided in such Amended Note;

                           (ii) Pledgor fails, breaches or defaults in the payment or performance of any of the obligations, covenants or conditions contained in this Agreement; or

                           (iii) Any statement, representation or warranty made
                  or furnished by Pledgor in connection with this Agreement or any other writing delivered to the Secured Party in connection with this Agreement and the transactions contemplated herein is false, misleading or erroneous in any material respect when made.

                  (b)  Upon or after the occurrence of an Event of Default:

                           (i) The Secured Party may exercise (in compliance
                  with all applicable securities laws) in respect of the Pledged Collateral, in addition to other rights, powers and remedies provided for herein or otherwise available to it, all the rights, powers and remedies of a secured party after default under the Uniform Commercial Code in force and effect in each state in which such rights, powers and remedies are asserted, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by applicable law.

                           (ii) The Secured Party may also, without notice
                  except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or


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                  private sale, at any exchange, over the counter or at any
                  of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as may be commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Pledgor agrees that the Secured Party shall not be required to register or qualify any of the Pledged Collateral under applicable state or federal securities laws in connection with any such sale if the sale is effected in a manner that complies with all applicable federal and state securities laws. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account, for investment and not with a view to the distribution thereof. Upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale, and such purchasers shall hold, the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal which he now has or may have at any time in the future under applicable law now existing or hereafter enacted.

                           (iii) The Secured Party shall give Pledgor at least
                  ten (10) days' (or such longer period as shall be specified by applicable law) notice of the time and place of any public sale or the time after which any private sale is to be made, which Pledgor agrees shall constitute commercially reasonable notification. At any such public sale and (to the extent permitted by law) at any such private sale, the Secured Party may bid, in whole or in part, in the form of cancellation of Secured Obligations, and the Secured Party may purchase the whole or any part of the Pledged Collateral. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (iv) If a sale of all or any part of the Pledged
                  Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. Pledgor agrees to the maximum extent permitted by applicable law that any sale of the Pledged Collateral conducted by the Secured Party in accordance with the foregoing provisions of this Section shall be deemed to be a commercially reasonable sale under applicable law.

                           (v) As an alternative to exercising the power of sale
                  herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose the Security Interest and to sell the Pledged Collateral, or any portion


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                  thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                           (vi) Any cash held by the Secured Party as Pledged
                  Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows: (a) first, to the payment to the Secured Party of the costs and expenses of retaking, holding and preparing for sale of the Pledged Collateral and any other fees, expenses, claims, demands, losses, judgments, damages and liabilities payable to the Secured Party pursuant to any provision hereof; and (b) second, in accordance with the provisions of the Amended Note.

                           (vii) Any surplus of such cash or cash proceeds held
                  by the Secured Party and remaining after payment in full of all the Secured Obligations shall be reassigned and redelivered as provided in Section 17 hereof.

         Section 14. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party hereunder, the Security Interest, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Amended Note, any agreement with respect to any of the Secured Obligations, or any other agreement or instrument relating to any of the foregoing;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to and departure from the Amended Note or any other agreement or instrument;

                  (c) any exchange, release or non-perfection of any other collateral, or any release of, amendment to, waiver of, consent to or departure from any guaranty, for all or any of the Secured Obligations; and

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Secured Obligations or in respect of this Agreement.

         Section 15. NOTICES. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) when presented personally or (ii) three (3) business days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to the respective party, as the case may be, at the following address, or such other address as any party may from time to time designate by written notice to the others as herein required.

         If to the Secured Party:           The William Carter Company
                                            1170 Peachtree Street, Suite 900
                                            Atlanta, Georgia 30309
                                            Attn: David A. Brown


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         If to Pledgor:                     Frederick J. Rowan, II
                                            4280 Olde Mill Lane
                                            Atlanta, Georgia 30342

         Section 16. AMENDMENTS AND WAIVERS. This Agreement may only be amended by a document signed by the Secured Party and Pledgor. No waiver of any provision of this Agreement nor consent by the Secured Party to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (except as provided above) nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         Section 17. ELECTION OF REMEDIES. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Secured Party shall have all of the rights and remedies granted herein and available at law or in equity, and these same rights and remedies may be pursued separately, successively or concurrently against Pledgor, at the sole discretion of the Secured Party. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived.

         Section 18. RELEASE OF PLEDGED COLLATERAL AND TERMINATION. Unless an Event of Default shall have occurred and be continuing, the Pledged Collateral shall be released from the pledge of this Agreement, and the Secured Party shall reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor, or, subject to compliance with applicable law, to each person or persons as Pledgor shall designate or to whoever may be lawfully entitled to receive such surplus, against receipt, certificates representing the New Pledged Shares (if any), the Pledged Options (if any), the Exercised Options (if any) or such Pledged Collateral other than any such New Pledged Shares, Pledged Options or Exercised Options as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release as follows: promptly after payment of any optional prepayment of principal in respect of the Amended Note, that number of New Pledged Shares (to the nearest whole share), any Pledged Options (to the nearest whole share), any Exercised Options (to the nearest whole share) and that amount of Pledged Collateral other than New Pledged Shares, Pledged Options and Exercised Options (to the nearest whole unit) determined by multiplying (i) the fraction equaling the amount of such optional prepayment divided by the unpaid principal amount of the Amended
Note immediately prior to such optional prepayment, by (ii) the number of New Pledged Shares, Pledged Options, Exercised Options or the amount of such other Pledged Collateral, as the case may be, then subject to this Agreement. Upon payment in full of the principal of and interest on the Amended Note, the Secured Party shall transfer or reassign and redeliver all remaining Pledged Collateral


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in such manner and to such persons as provided for above in respect of partial prepayments. Any transfer, redelivery or reassignment provided for above shall be without recourse upon or warranty by the Secured Party (other than a warranty that the Secured Party has not assigned its rights and interests hereunder to any other person) and at the expense of Pledgor.

         Section 19. CONTINUING SECURITY INTEREST; ASSIGNMENTS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until termination as provided in Section 17, (b) be binding upon Pledgor, the Secured Party and their respective successors and assigns, and (c) inure, together with the rights, powers and remedies of Pledgor and the Secured Party hereunder, to the benefit of Pledgor and the Secured Party and their respective successors, transferees and assigns, as the case may be. Notwithstanding the foregoing clause (b), Pledgor shall not be permitted to assign this Agreement or any interest herein.

         Section 20.  APPLICABLE LAW AND JURISDICTION.

                  (a) The parties hereto expressly acknowledge and agree that this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Pledgor hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted by the Secured Party in any State or Federal court sitting in the County of New York, State of New York, United States of America and, by the execution and delivery of this Agreement, Pledgor expressly waives any objection which he may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

                  (b) Nothing contained in subsection (a) hereof shall preclude the Secured Party from bringing any suit, action or proceeding arising out of or relating to this Agreement or the Amended Note in the courts of any place where Pledgor or any of Pledgor's property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, Pledgor hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any court or courts which now or hereafter, by reason of his present or future domicile, or otherwise, may be available to him. PLEDGOR AND THE SECURED PARTY HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY.

         Section 21. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         Section 22. NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.


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

         Section 23. CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not and shall not be deemed to affect, limit, amplify or modify the terms and provisions hereof.

         Section 24. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

           [THE REST OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                     PLEDGOR

                                         /s/  Frederick J. Rowan, II
                                     ---------------------------------------
                                     Frederick J. Rowan, II



                                     SECURED PARTY

                                     THE WILLIAM CARTER COMPANY


                                         /s/  David A. Brown
                                     ---------------------------------------
                                     Name:  David A. Brown
                                     Title: Executive Vice President and
                                            Secretary


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